UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2006
GOLDEN STAR RESOURCES LTD.
(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

10901 West Toller Drive,	80127-6312
Suite 300	(Zip Code)
Littleton, Colorado
(Address of principal executive offices)
Registrant’s telephone number, including area code: (303) 830-9000
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE

Item 8.01. Other Events
     Below is a report of the voting results of the Annual General and Special Meeting of Common Shareholders of Golden Star Resources Ltd. (the “Company”) held on May 26, 2006:
Matters Voted Upon
1.	Election of the following nominees as Directors:

James E. Askew	For: 136,662,741 (98.88%)	Withhold: 1,545,420 (1.12%)
Peter J. Bradford	For: 135,685,944 (98.18%)	Withhold: 2,522,217 (1.82%)
David K. Fagin	For: 136,796,501 (98.98%)	Withhold: 1,411,660 (1.02%)
Ian MacGregor	For: 136,285,478 (98.61%)	Withhold: 1,922,683 (1.39%)
Michael P. Martineau	For: 136,749,225 (98.94%)	Withhold: 1,458,936 (1.06%)
Micheal A. Terrell	For: 135,951,500 (98.37%)	Withhold: 2,256,661 (1.63%)
2.	The resolution to appoint PricewaterhouseCoopers LLP as the auditors of the Company and to authorize the Board of Directors to fix the auditors’ remuneration:

For: 137,847,246 (99.60%)	Withhold: 557,915 (0.40%)
3.	The ordinary resolution approving and confirming amendments to By-Law Number One changing the provisions regarding setting a record date for shareholder meetings to conform to the current provisions of the Canada Business Corporations Act:

For: 71,723,859 (99.14%)	Against: 620,621 (0.86%)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: June 5, 2006

Golden Star Resources Ltd.
By:	/s/ Allan J. Marter
Allan J. Marter
Senior Vice President and Chief Financial Officer